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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 10, 1999
                                                  ------------
                                                 (April 30, 1999)


                          WESTERN GAS RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)



            Delaware                     1-10389               84-1127613
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(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation)                         File Number)        Identification No.)



12200 N. Pecos Street         Denver, Colorado                      80234-3439
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(Address of principal executive offices)                            (Zip Code)


                                (303) 452-5603
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             (Registrant's telephone number, including area code)


                                  No Changes
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         (Former name or former address, if changed since last report).
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective April 30, 1999 we sold all of the stock of our wholly owned subsidiary, Western Gas Resources Storage, Inc. to the Aquila Energy Corporation, a business unit of Utilicorp United. The sole asset of Western Gas Resources Storage, Inc., is the Katy Hub and Gas Storage Facility. The proceeds received from the sale of Western Gas Resources Storage, Inc., were $100.0 million. We will realize an after tax loss on this sale of approximately $10.9 million in the second quarter of 1999. At the same time, Aquila purchased approximately 5.1 Bcf of stored gas at the Katy Hub and Storage Facility for proceeds of $11.7 million. The proceeds of the sale of stored gas were equal to the value of the inventory on our books, thus no additional gain or loss will be recognized on this portion of the transaction.

Also on April 30, 1999 we completed the asset sale of our Giddings Gathering system in Texas to GPM Gas Corporation, a business unit of Phillips Petroleum Company. This transaction had an effective date of January 1, 1999. The proceeds from this sale were $36.0 million. We will realize an after-tax loss on this sale of approximately $3.7 million in the second quarter of 1999.

The gross proceeds of $147.7 million received from both of these transactions will be used to reduce outstanding debt.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Assets Disposed.

  It is impracticable to provide the required financial statements of the businesses disposed as of the date hereof. The Registrant will file by amendment to this Form 8-K the required financial statements of the businesses disposed within sixty (60) days from the date of this filing.

  (b)  Pro Forma Financial Information.

  It is impracticable to provide the required pro forma financial information concerning the businesses disposed as of the date hereof. The Registrant will file by amendment to this Form 8-K the required pro forma financial information relating to the businesses disposed within sixty (60) days from the date of this filing.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            WESTERN GAS RESOURCES, INC.
                                            ---------------------------
                                            (Registrant)


Date: May 10, 1999                          By:  /S/WILLIAM J. KRYSIAK
                                                 ---------------------
                                                 William J. Krysiak
                                                 Vice President - Finance
                                                 (Principal Financial and
                                                  Accounting Officer)